Summary Prospectus, Prospectus and Statement of Additional Information Supplement

John Hancock Exchange-Traded Fund Trust (the “Trust”)

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and Communications ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF (each, a “fund,” and together, the “funds”)

Supplement dated September 22, 2022 to the current Summary Prospectus, Prospectus, and Statement of Additional Information (the “SAI”) for each fund, each as may be supplemented

At its meeting held on September 20-22, 2022, the Board of Trustees of the Trust (the “Board”) approved the closing and liquidation of each fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of each fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner.

After the close of business on Monday, October 17, 2022, each fund will no longer accept creation orders. Monday, October 24, 2022 will be the last day of trading of shares of each fund on NYSE Arca, Inc. (“NYSE Arca”). Shareholders should be aware that when a fund commences liquidation, it will no longer pursue its stated investment objective or engage in any business activities except for the purposes of selling and converting into cash all of the assets of the fund, paying its liabilities, and distributing its remaining proceeds or assets to shareholders (the “Liquidating Distribution”). During this period, each fund is likely to incur higher tracking error than is typical for the fund. Furthermore, during the time between market close on Monday, October 24, 2022 and Wednesday, October 26, 2022 (the “Liquidation Date”), shareholders will be unable to dispose of their shares on NYSE Arca.

Shareholders may sell their holdings of a fund, incurring typical transaction fees from their broker-dealer, on NYSE Arca until market close on Monday, October 24, 2022, at which point each fund’s shares will no longer trade on NYSE Arca and the shares will be subsequently delisted. Shareholders who continue to hold shares of a fund on the fund’s Liquidation Date will receive a Liquidating Distribution (if any) with a value equal to their pro rata share of the fund’s assets on that date. Such Liquidating Distribution received by a shareholder, if any, may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on NYSE Arca prior to market close on Monday, October 24, 2022. A fund’s liquidation and payment of the Liquidating Distribution may occur prior to or later than the dates listed above.

Shareholders who receive a Liquidating Distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

For more information, please call John Hancock Investment Management at 800-225-6020.

You should read this supplement in conjunction with the Summary Prospectus, Prospectus, and SAI for each fund and retain it for your future reference.

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